UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

August 3, 2004

Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

311 Bonnie Circle Corona, California		92880
(Address of principal executive offices)		(Zip Code)

(951) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits — The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	News Release titled “Watson Pharmaceuticals Reports Second Quarter 2004 Results” dated August 3, 2004.

Item 12.  Results of Operations and Financial Condition.

On August 3, 2004, Watson Pharmaceuticals, Inc. (the “Company”) issued a news release announcing its financial results for the second quarter ended June 30, 2004.  A copy of the Company’s news release is attached hereto as Exhibit 99.1.

In its news release, the Company included future non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to the third quarter of 2004 and the full year of 2004 forecasts. The Company believes that its inclusion of non-GAAP financial measures provides useful supplementary information to investors in evaluating the Company’s performance and trends.  The Company uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business.

The information being furnished under this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2004.	WATSON PHARMACEUTICALS, INC.

	By:	/s/Charles P. Slacik
Charles P. Slacik
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release titled “Watson Pharmaceuticals Reports Second Quarter 2004 Results” dated August 3, 2004.